Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Managed High Income Portfolio Inc.
(Name of Registrant as Specified in its Charter)

Judith C. Loomis
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a- 6(i)(4) and 0-11.

(1) Title of each class of securities to which the transaction applies:

(2) Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4) Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

                      MANAGED HIGH INCOME PORTFOLIO INC.
                               125 Broad Street
                           New York, New York 10004

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -----------------

                          To Be Held on June 19, 2003

To the Stockholders of Managed High Income Portfolio Inc.:
   Notice is hereby given that the Annual Meeting of Stockholders of Managed High Income Portfolio Inc. (the "Fund") will be held at Citigroup Center, 153
E. 53rd Street, 14th Floor Conference Center, New York, New York, on June 19, 2003 at 3:00 p.m. (New York Time) for the following purposes:

   1. To elect two Class II directors of the Fund.

   2. To consider and vote upon such other matters as may properly come before the meeting or any adjournments thereof.

   The Board of Directors has fixed the close of business on April 22, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                              By Order of the Board of Directors,

                              CHRISTINA T. SYDOR
                              Secretary

New York, New York
May 20, 2003

                               -----------------

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

   3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

                    Registration                     Valid Signature
                    ------------                     ---------------
        Corporate Accounts
           (1) ABC Corp........................... ABC Corp.
           (2) ABC Corp........................... John Doe, Treasurer
           (3) ABC Corp.
               c/o John Doe, Treasurer............ John Doe
           (4) ABC Corp. Profit Sharing Plan...... John Doe, Trustee
        Trust Accounts
           (1) ABC Trust.......................... Jane B. Doe, Trustee
           (2) Jane B. Doe, Trustee
               u/t/d 12/28/78..................... Jane B. Doe
        Custodian or Estate Accounts
           (1) John B. Smith, Cust.
               f/b/o John B. Smith, Jr. UGMA...... John B. Smith
           (2) Estate of John B. Smith............ John B. Smith, Jr.,
                                                   Executor

                      MANAGED HIGH INCOME PORTFOLIO INC.
                               125 Broad Street
                           New York, New York 10004

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 19, 2003

                               -----------------

                                PROXY STATEMENT

                               -----------------

                                 INTRODUCTION

   This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Managed High Income Portfolio Inc. ("the Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund, to be held at Citigroup Center, 153 E. 53rd Street, 14th Floor Conference Center, New York, New York, on June 19, 2003 at 3:00 p.m. (New York Time) and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

   Proxy solicitations will be made primarily by mail but proxy solicitations also may be made by telephone, telegraph or personal interview conducted by officers of the Fund, officers and regular employees of Citigroup Global Markets Inc. ("CGM"); Smith Barney Fund Management LLC ("SBFM" or the "Manager"), the Fund's investment advisor and administrator; and/or PFPC Global Fund Services ("PFPC"), the Fund's transfer agent. The cost of soliciting proxies will be borne by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares.

   The Annual Report of the Fund, including audited financial statements for the fiscal year ended February 28, 2003 has previously been furnished to all stockholders of the Fund. This proxy statement and form of proxy are first being mailed to stockholders on or about May 20, 2003. The Fund will provide, without charge, additional copies of the annual report to any stockholder upon request by calling the Fund at 1-800-331-1710.

   All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" the proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because the requisite approval of the proposal is measured by a portion of the votes actually cast, abstentions and broker "non-votes" will have no impact on the requisite approval of a proposal. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice to the Secretary of the Fund at the Fund's address indicated on the prior page, or by voting in person at the Meeting.

   The Board knows of no business other than that specifically mentioned in the Notice to be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

   The Board of Directors of the Fund has fixed the close of business on April 22, 2003 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournments thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had outstanding 45,193,154.096 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 44,479,753.00 shares, or 98.42% were held in accounts, but not beneficially owned by, CEDE & CO., as nominee for The Depository Trust Company. As of the Record Date, the officers and Board members of the Fund in the aggregate beneficially owned less than 1% of the outstanding shares of the Fund.

   In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes in favor of the proposal set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposal. A shareholder vote may be taken on one of the proposals prior to such adjournment of sufficient votes have been received and it is otherwise appropriate. Under the Fund's By-Laws a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the meeting.

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

   The Board of Directors of the Fund is currently classified into three classes. The term of the directors currently serving in Class II are expiring at the Meeting. The Board has nominated the current Class II directors, R. Jay Gerken and Robert A. Frankel to serve as Class II directors; to serve for a term of three years (until the 2006 Annual Meeting of Stockholders) or until their successors have been duly elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting at which a quorum is present is sufficient to elect each nominee. It is the intention of the persons named in the enclosed proxy to vote "FOR" the election of the persons listed below as nominees.

   One Director previously serving in Class II, Heath B. McLendon, resigned as Chairman and Director of the Fund in order to serve as Chairman of the Equity Research Policy Committee of Smith Barney Inc. Mr. R. Jay Gerken is currently serving as a Director, having been nominated and elected by the Board of Directors at a meeting held September 12, 2002, in order to fill the vacancy resulting from Mr. McLendon's resignation. Mr. Gerken has been nominated by the Board of Directors to be elected at the Meeting to serve as a Class II Director. Mr. Frankel is currently a member of the Board of Directors and has previously been elected as a Director by the Fund's stockholders.

   Each of the nominees has consented to serve if elected at the Meeting. The Board knows of no reason why the Class II director nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.

   Certain information concerning the director nominees is set forth below.

                                                                      Number of
                                                                     Portfolios
                                      Term of                          in Fund
                                      Office                           Complex
                                        and                           Overseen       Other
                          Position(s) Length        Principal        by Director Directorships
                           Held with  of Time     Occupation(s)      (including     Held by
 Name, Address and Age       Fund     Served   During Past 5 Years    the Fund)    Director
------------------------  ----------- ------- ---------------------- ----------- -------------
CLASS II DIRECTOR NOMINEES

Non-Interested Director:

Robert A. Frankel+.......  Director    Since  Managing Partner,           24         None
Age: 75                                2000   Robert A. Frankel
                                              Management
                                              Consultants

Interested Director:

R. Jay Gerken*+..........  Chairman,   Since  Managing Director of       225         None
399 Park Avenue            President   2002   CGM; Chairman,
New York, NY 10022         and Chief          President and Chief
Age: 52                    Executive          Executive Officer of
                           Officer            SBFM, Travelers
                                              Investment Adviser,
                                              Inc. ("TIA") and Citi
                                              Fund Management Inc.;
                                              formerly portfolio
                                              manager, Smith Barney
                                              Growth and Income
                                              Fund (1994-2000) and
                                              Smith Barney
                                              Allocation Series Inc.
                                              (1996-2001); Chairman
                                              or Co-Chairman of
                                              seventy-three
                                              investment companies
                                              affiliated with
                                              Citigroup.

--------
* An "interested person" of the Fund, as defined in the 1940 Act, because he is a Managing Director of CGM, which is an affiliate of SBFM, the Fund's Investment Manager.
+ Director, Trustee and/or general partner of other investment companies registered under the Investment Company Act with which CGM is affiliated.

   Certain information concerning the remainder of the Board, composed of the Class I and Class III Directors, none of whom will stand for election at the Meeting, as their terms will expire in 2005 and 2004, respectively, is set forth below.

                                                                       Number of
                                                                      Portfolios
                                      Term of                           in Fund
                                      Office                            Complex
                                        and          Principal         Overseen        Other
                          Position(s) Length       Occupation(s)      by Director  Directorships
                           Held with  of Time       During Past       (including      Held by
 Name, Address and Age       Fund     Served*         5 Years          the Fund)     Director
 ---------------------    ----------- -------      -------------      -----------  -------------
CLASS I DIRECTORS

Non-Interested Directors:

Allan J. Bloostein+......  Director    Since  President, Allan J.         35      Director of
Age: 73                                2001   Bloostein Associates                Taubman
                                              (Consultants)                       Centers, Inc.

Paul Hardin+.............  Director    Since  Chancellor Emeritus         36      None
Age: 71                                1993   and Professor of Law
                                              at the University of
                                              North Carolina at
                                              Chapel Hill

George M. Pavia+.........  Director    Since  Senior Partner, Pavia        7      None
Age: 75                                1993   & Harcourt
                                              (Attorneys)

CLASS III DIRECTORS

Non-Interested Directors:

Dwight B. Crane+.........  Director    Since  Professor, Harvard          51      Director, Micro
Age: 65                                2001   Business School                     Forum, Inc.

Paolo M. Cucchi+.........  Director    Since  Vice President and           7      None
Age: 61                                1993   Dean of College of
                                              Liberal Arts at Drew
                                              University

William R. Hutchinson+...  Director    Since  President, WR                7      Director,
Age: 60                                2001   Hutchison &                         Associated Bank;
                                              Associates, Inc.                    Director,
                                              (Consultants); formerly             Associated
                                              Group Vice President,               Banc-Corp.
                                              Mergers &
                                              Acquisitions, BP
                                              Amoco p.l.c.

--------
+ Director, Trustee and/or general partner of other investment companies registered under the Investment Company Act with which CGM is affiliated.

   The Fund's executive officers are chosen each year at the first meeting of the Board of the Fund following the Meeting, to hold office until the meeting of the Board following the next Meeting and until their respective successors are duly elected and qualified.

                           Position(s) Held
                              with Fund                 Principal Occupation(s)
 Name, Address and Age   (Year First Elected)             During Past 5 Years
 ---------------------   --------------------           -----------------------
Officers:

Lewis E. Daidone........ Senior Vice President Managing Director, CGM; Director and
CGM                      (1994) and Chief      Senior Vice President of SBFM and TIA;
125 Broad Street         Administrative        former Chief Financial Officer and
New York, NY 10004       Officer (2002)        Treasurer of certain mutual funds
Age: 45                                        associated with Citigroup

Richard Peteka.......... Treasurer and Chief   Director and Head of Internal Control for
CGM                      Financial Officer     Citigroup Asset Management U.S. Mutual
125 Broad Street         (2002)                Fund Administration from 1999-2002;
New York, NY 10004                             Vice President and Head of Mutual Fund
Age: 41                                        Administration at Oppenheimer Capital

Kaprel Ozsolak.......... Controller (2002)     Vice President of CGM
CGM
125 Broad Street
New York, NY 10004
Age: 37

Beth A. Semmel, CFA..... Vice President and    Managing Director of Salomon Brothers
CGM                      Investment Officer    Asset Management Inc ("SBAM")
399 Park Avenue          (2002)
4th Floor
New York, NY 10022
Age: 42

Peter J. Wilby, CFA..... Vice President and    Managing Director of SBAM
CGM                      Investment Officer
399 Park Avenue          (2002)
4th Floor
New York, NY 10022
Age: 44

Christina T. Sydor...... Secretary (1994)      Managing Director, CGM; General
CGM                                            Counsel and Secretary, SBFM and TIA
300 First Stamford Place
Stamford, CT 06902
Age: 52

   The following table provides information concerning the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the SBFM Family of Investment Companies (as defined below) beneficially owned by each Director as of December 31, 2002.

                                                Aggregate Dollar Range of
                                Dollar Range      Equity Securities in
                                  of Equity       All Funds Overseen by
                                Securities in  Director in SBFM Family of
      Name of Director/Nominee the Fund*(1)(2) Investment Companies*(1)(3)
      ------------------------ --------------- ---------------------------
      Non-Interested Directors/Nominees
       Allan J. Bloostein.....        A                     E
       Dwight B. Crane........        A                     D
       Paolo M. Cucchi........        B                     B
       Robert A. Frankel......        A                     E
       Paul Hardin............        C                     E
       William R. Hutchinson..        B                     B
       George M. Pavia........        A                     A
      Interested Director/Nominee
       R. Jay Gerken..........        B                     E

--------
 * The dollar ranges are as follows: "A" = none; "B" = $1-$10,000; "C" = $10,001-$50,000; "D" = $50,001-$100,000; "E" = over $100,000.
(1)This information has been furnished by each director as of December 31, 2002. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 ("1934 Act").
(2)The Fund's directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.
(3)"Family of Investment Companies" means those registered investment companies that share an investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

   Under the federal securities laws, the Fund is required to provide to shareholders, for each nominee for election as Director of the Fund who is not an "interested person" as defined in the Investment Company Act of 1940 ("1940 Act"), each "non-interested" Director and his or her immediate family members, information as to each class of securities owned beneficially or of record in SBFM or person or entity (other than a Fund) directly or indirectly controlling, controlled by or under common control with SBFM. SBFM is an indirect wholly-owned subsidiary of Citigroup Inc. As of December 31, 2002, as reported to the Fund, none of the nominees for election as Director who are not "interested persons" of the Fund, none of the "non-interested" Directors and none of their immediate family members owned beneficially or of record securities issued by Citigroup Inc.

   During the fiscal year ended February 28, 2003, each Director who was not a director, officer, partner, co-partner or employee of CGM, or any affiliate thereof, received $5,000 per annum plus $500 per in-person Board Meeting and $100 per telephonic Board meeting. Officers of the Fund are compensated by SSB. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $13,860 were paid to such Directors by the Fund during the calendar year ended December 31, 2002.

   Under the federal securities laws, the Fund is required to provide to shareholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBFM. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended February 28, 2003 and from the fund complex for the year ended December 31, 2002. All officers of the Fund are employees of and are compensated by CGM. None of the Fund's executive officers or Directors who are also officers or directors of CGM received any compensation from the Fund for such period. The Fund does not provide any pension or retirement benefits to Directors, although Directors who have served the Fund for at least 10 years and have reached at least the age of 70, but not more than 80, may become emeritus directors for a period of up to 10 years at fees of one-half the fees paid to a Director.

                                                      Total
                                                   Compensation
                                                    From Fund
                                       Aggregate     and Fund
                                      Compensation Complex Paid
                  Name of Director     From Fund   to Directors
                  ----------------    ------------ ------------
                Non-Interested Directors
                Allan J. Bloostein...    $7,400      $122,250
                Dwight B. Crane......     7,100       152,200
                Paolo M. Cucchi......     7,400        44,400
                Robert A. Frankel....     7,600        73,450
                Paul Hardin..........     7,400       132,300
                William R. Hutchinson     7,400        46,750
                George M. Pavia......     7,300        57,800
                Interested Director
                R. Jay Gerken........         0             0

   During the fiscal year ended February 28, 2003, the Board convened 6 times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director.

   Messrs. Bloostein, Crane, Cucchi, Frankel, Hardin, Hutchison and Pavia constitute the Fund's Audit Committee, which is composed of Directors who are "non-interested" persons of the Fund and who are independent (as such term is defined by the New York Stock Exchange's listing standards). The Audit Committee convened 1 time during the fiscal year ended February 28, 2003. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent auditors; (ii) to review the independent auditors the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Directors constituting the Fund's Audit Committee also constitute the Fund's Nominating Committee, which is composed of "non-interested" Directors of the Fund. The Nominating Committee did not meet during the fiscal year ended February 28, 2003. The Nominating Committee selects and nominates new non-interested directors. The Nominating Committee will accept nominations for the office of Director made by shareholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee. The Fund does not have a Compensation Committee.

                         REPORT OF THE AUDIT COMMITTEE

   Pursuant to a meeting of the Audit Committee on April 23, 2003, the Audit Committee reports that it has (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with KPMG LLP ("KPMG"), the independent auditors to the Fund the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61; Communications with Audit Committees, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls, and (iii) received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG the auditor's independence.

   Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent public accountants, reviewing annual financial statements and recommending the selection of the Fund's independent public accountants. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent public accountants are responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

   The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent public accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

   Based on review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended February 28, 2003

                             Submitted by the Audit Committee of the Fund's Board of Directors

                             Allan J. Bloostein
                             Dwight B. Crane
                             Paolo M. Cucchi
                             Robert A. Frankel
                             Paul Hardin
                             William R. Hutchinson
                             George M. Pavia

                        INDEPENDENT PUBLIC ACCOUNTANTS

   At a meeting held on February 5, 2003, the Audit Committee approved the selection of KPMG for the fiscal year ending February 28, 2004. KPMG has informed the Fund that it has no material direct or indirect financial interest in the Fund.

   No representative of KPMG will be available at the Meeting to answer questions, although KPMG has been given an opportunity to make a statement.

   Audit Fees. Fees for the annual audit of the Fund's financial statements by KPMG for the fiscal year ended February 28, 2003 were $31,500.

   Financial Information Systems Design and Implementation Fees. There were no fees billed for financial information systems design and implementation services rendered by KPMG to the Fund, SBFM and entities controlling, controlled by or under common control with SBFM that provide services to the Fund for the fiscal year ended February 28, 2003.

   All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax related services, rendered by KPMG to the Fund, SBFM and entities controlled by or affiliated with SBFM that provide services to the Fund for the fiscal year ended February 28, 2003 were $2,600. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of KPMG.

                                 REQUIRED VOTE

   Proposal 1 requires for approval the affirmative vote of a majority of votes cast at the Meeting with a quorum present, in person or by proxy, by the shareholders of the Fund voting on the matter. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes would have no impact on Proposal 1.

   The Board of Directors, including the "non-interested" Directors, recommends that the shareholders vote "FOR" the Fund's nominees for Director.

                            ADDITIONAL INFORMATION

Beneficial Owners

   As of the record date, to the knowledge of the Fund and the Board, no single person or "group" (as that term is used in section 13(d) of the 1934 Act), beneficially owned more than 5% of the outstanding shares of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and Directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares to file reports of ownership with the Securities and Exchange Commission, the NYSE and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended February 28, 2003, all filing requirements applicable to such persons were complied with except that timely Form 3 filings may not have been made by Irving David, Virgil Cumming, Robert Wallace and Michael Day. However, during the Fund's fiscal year ended February 28, 2003, no purchases or sales were made by any of the foregoing people and, with the exception of Irving David, who is no longer employed by SBFM, they have each subsequently filed Forms 3.

                                 OTHER MATTERS

   The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their judgment on such matters.

   All proxies received will be voted in favor of all proposals, unless otherwise directed therein.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

   Shareholder proposals intended to be presented at the 2004 Annual Meeting of Shareholders of the Fund must be received by February 12, 2004 to be included in the proxy statement and form of proxy relating to that meeting as the Fund expects that the 2004 Annual Meeting of Shareholders will be held in June of 2004. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                            By Order of the Board of Directors

                            CHRISTINA T. SYDOR
                            Secretary

May 20, 2003

                                      PROXY

                       MANAGED HIGH INCOME PORTFOLIO INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned holder of shares of Managed High Income Portfolio Inc., a Maryland corporation (the "Portfolio"), hereby appoints R. Jay Gerken, Christina
T. Sydor and Robert M. Nelson, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Portfolio to be held at Citigroup Center, 14th Floor Conference Center, 153 E. 53rd Street, New York, New York 10022 on June 19, 2003 at 3:00 p.m. (New York
Time) and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorney and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


-------------                                                      -------------
 SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
    SIDE                                                               SIDE
-------------                                                      -------------

 [X]  Please mark votes as in this example.


The Board of Directors recommends a vote "FOR" the following proposal. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR election of each nominee as director. Please refer to the Proxy Statement for a discussion of the proposal.


1.  ELECTION OF DIRECTORS

    Class I nominees: (01) Robert A. Frankel and (02) R. Jay Gerken

                           FOR      WITHHOLD
                          [   ]      [   ]

        [   ]  _______________________________________
               For all nominees except as noted above



                          MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [   ]

                    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
                    ENVELOPE.

                    NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy.
                    When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


 Signature: _____________________ Date: __________  Signature: __________________ Date: ___________